UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2012

Alterra Capital Holdings Limited

(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Alterra House, 2 Front Street, Hamilton, Bermuda		HM 11
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 9, 2012, the Registrant issued a news release announcing financial results for the three months ended March 31, 2012. In addition, on the same date, the Alterra Capital Holdings Limited Investor Financial Supplement for the quarter ended March 31, 2012 was made available on the Registrant’s website.

A copy of the news release and financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1 and Exhibit 99.2) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual General Meeting of Shareholders. Alterra Capital held its Annual General Meeting of Shareholders on May 8, 2012. For more information on the following proposals, see Alterra Capital’s proxy statement filed with the SEC on March 26, 2012.

(1) The shareholders elected twelve directors of Alterra Capital:

DIRECTOR	FOR	AGAINST	ABSTAIN

W. Marston Becker	70,879,077	67,379	19,594

James D. Carey	67,204,648	3,740,722	20,679

K. Bruce Connell	67,222,131	3,723,239	20,679

W. Thomas Forrester	67,232,172	3,713,198	20,679

Meryl D. Hartzband	70,792,121	153,150	20,679

Willis T. King, Jr.	66,641,356	4,304,014	20,679

James H. MacNaughton	70,901,910	43,461	20,679

Stephan F. Newhouse	67,324,712	3,620,658	20,679

Michael O’Reilly	70,912,701	32,670	20,679

Andrew H. Rush	67,222,406	3,722,964	20,679

Mario P. Torsiello	66,091,831	4,853,539	20,679

James L. Zech	66,575,931	4,372,830	17,289

(2) The shareholders ratified the appointment of KPMG, Hamilton, Bermuda as Alterra Capital’s independent auditors for 2012:

FOR	AGAINST	ABSTAIN

74,114,910	4,229,879	344,695

(3) The shareholders approved the following non-binding resolution pertaining to Alterra Capital’s executive compensation:

Resolved, that the compensation paid to Alterra Capital’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved.

FOR	AGAINST	ABSTAIN

65,418,291	5,437,334	110,424

(4) The shareholders approved an amendment to the Alterra Capital 2008 Employee Stock Purchase Plans to increase the number of common shares available for issuance by 500,000 shares, from 300,000 to 800,000.

FOR	AGAINST	ABSTAIN

70,600,780	223,743	93,165

Item 8.01	Other Events.

On May 9, 2012, the Registrant issued a news release announcing the declaration by the Board of Directors of a dividend of $0.14 per share. The news release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Alterra Capital Holdings Limited Employee Stock Purchase Plan for Non-U.S. Taxpayers.

4.2	Alterra Capital Holdings Limited Employee Stock Purchase Plan for U.S. Taxpayers.

99.1	News Release of Alterra Capital Holdings Limited, dated May 9, 2012, announcing financial results.

99.2	Investor Financial Supplement for the quarter ended March 31, 2012.

99.3	News Release of Alterra Capital Holdings Limited, dated May 9, 2012, announcing a dividend declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterra Capital Holdings Limited

May 9, 2012	By:	/S/ PETER A. MINTON
	Name:	Peter A. Minton
	Title:	Executive Vice President and Chief Operating Officer

Exhibit Index

4.1	Alterra Capital Holdings Limited Employee Stock Purchase Plan for Non-U.S. Taxpayers.

4.2	Alterra Capital Holdings Limited Employee Stock Purchase Plan for U.S. Taxpayers.

99.1	News Release of Alterra Capital Holdings Limited, dated May 9, 2012, announcing financial results.

99.2	Investor Financial Supplement for the quarter ended March 31, 2012.

99.3	News Release of Alterra Capital Holdings Limited, dated May 9, 2012, announcing a dividend declaration.